Discontinued Operations	12 Months Ended
Mar. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
18.	DISCONTINUED OPERATIONS

As previously disclosed and discussed elsewhere in this annual report, the Company completed its exit from the EMS business in December 2013.

In the fiscal periods preceding the Company’s exit from the EMS business, profit margins had been rapidly decreasing due at least, in part, to the rising cost of raw materials and labor in the PRC, together with the unwillingness or inability of our customers to offset these costs through pricing increases. Customer pricing demands no longer reflected actual production costs and, as a result, margins for this business in recent years approached unacceptable levels, with the EMS segment actually suffering significant losses in fiscal 2013.

In response to the foregoing, on December 15, 2013, the Board of Directors approved plans to exit the EMS business in fiscal 2014 while active production for the EMS business ceased in December 2013.

In accordance with guidance contained in FASB ASC 205-20 “Discontinued Operations”, the results of operations for the home appliance and EMS segments have been excluded from continuing operations and reported as discontinued operations for the current and prior periods.

	2015	2014	2013
	US$	US$	US$
Net Sales	—	2,922,127	14,256,315
Cost of goods sold	—	(4,323,267)	(13,962,647)

Gross profit (loss)	—	(1,401,140)	293,668
Selling, general and administrative expenses	—	(2,185,399)	(3,870,995)

Operating loss	—	(3,586,539)	(3,577,327)
Other income (expense), net	—	(1,960,485)	988,264
Income tax expenses	—	—	—

Loss from discontinued operations, net of tax	—	(5,547,024)	(2,589,063)

Impairment losses of US$1,944,571 were recognized in the loss from discontinued operations in fiscal 2014 for machinery and equipment that were used in the operations of the EMS segment and home appliance segment. No impairment loss was recognized in fiscal 2015 and 2013.